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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                SFW Holding Corp.

             (Exact name of registrant as specified in its charter)


           Delaware                    333-32825                 52-2014682
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(State or other jurisdiction         (Commission              (I.R.S. Employer
       of incorporation)             File Number)            Identification No.)


        11840 Valley View Road
        Eden Prairie, Minnesota                            55344
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(Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
                                                           --------------

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          (Former name or former address, if changed since last report)
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Item 8.  Change in Fiscal Year.
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         On December 11, 2000, SFW Holding Corp. changed its fiscal year to end on the last Saturday in January of each year, from the Saturday closet to the last day of January of each year.









SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 15, 2000

                                         SFW HOLDING CORP.


                                         By: /s/ Pamela K. Knous
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                                             Pamela K. Knous
                                             Vice President and
                                               Chief Financial Officer
                                             (Authorized Officer of Registrant)